BLACKROCK VARIABLE SERIES FUNDS, INC.

BlackRock Global Opportunities V.I. Fund

(the “Fund”)

Supplement dated March 28, 2017 to

the Prospectus and the Statement of Additional Information, each dated May 1, 2016, as amended or supplemented to date

On March 27, 2017, the Board of Directors (the “Board”) of BlackRock Variable Series Funds, Inc. (the “Company”) approved the liquidation of the BlackRock Global Opportunities V.I. Fund, a series of the Company, pursuant to the terms of a Plan of Liquidation.

Under its Plan of Liquidation, the Fund is expected to be liquidated during the second quarter of 2017 (the “Liquidation Date”). On or before the Liquidation Date, all portfolio securities of the Fund will be converted to cash or cash equivalents, and the Fund will cease investing its assets in accordance with its stated investment objective and policies.

On the Liquidation Date, shareholders of the Fund as of the Liquidation Date will receive, as a liquidating distribution, an amount equal to their proportionate interest in the net assets of the Fund, after the Fund has paid or provided for all of its charges, taxes, expenses, and liabilities.

A shareholder may voluntarily redeem his or her shares prior to the Liquidation Date to the extent that the shareholder wishes to do so.

Owners of the variable annuity or insurance contracts (each a “Contract”) offered by the insurance companies whose separate accounts are invested in the Fund should consult with their insurance company for information regarding:

•	the possibility of transferring their investment to other mutual funds sponsored and advised by BlackRock Advisors, LLC or its affiliates; and

•	the redirection of their assets that will occur on or about the Liquidation Date.

Contract owners are not expected to incur any tax liability in connection with the liquidation and dissolution of the Fund.

In connection with its liquidation, effective May 1, 2017, the Fund will be closed to new investments, including through exchanges into the Fund from other funds of the Company. Investors may continue to redeem shares of the Fund.

Shareholders should retain this Supplement for future reference.

PRSAI-VARGO-0317SUP